OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT ASSETS	OTHER NON-CURRENT ASSETS
The components of other non-current assets are as follows:

(US$ Millions)	Dec. 31, 2021	Dec. 31, 2020
Securities - FVTPL	$2,200	$1,612
Derivative assets	111	72
Securities - FVTOCI	108	86
Restricted cash	356	241
Inventory(1)	652	877
Other	151	289
Total other non-current assets	$3,578	$3,177
(1)Includes right-of-use inventory of nil as of December 31, 2021 (December 31, 2020 - $33 million).

Securities - FVTPL
Securities - FVTPL primarily consists of the partnership’s investment in the Brookfield Strategic Real Estate Partners III (“BSREP III”) fund, with a carrying value of the financial asset at December 31, 2021 of $1,154 million (December 31, 2020 - $756 million). In the prior year, Securities - FVTPL included an investment in convertible preferred units of Hospitality Investors Trust. The preferred units earned a cumulative dividend of 7.5% per annum compounding quarterly. Additionally, the partnership received distributions payable in additional convertible preferred units of Hospitality Investors Trust at 5.0% per annum compounding quarterly. The carrying value of these convertible preferred units as of December 31, 2021 was nil (December 31, 2020 - $447 million). During the second quarter of 2021, the partnership gained control over the investment after converting the preferred units into common shares resulting in ownership of 100% of its common equity. Refer to Note 8, Property, Plant And Equipment for further information.